EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION AND CONSOLIDATED SUBSIDIARIES ----------------------------------
MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliates are filed herewith:

10.60
Supplement No. 3, dated as of June 29, 2005, to Indenture agreement dated October 16, 2000, among Truck Retail Instalment Paper Corp. and The Bank of New York, filed as Exhibit 10.04 to Navistar Financial Corporation’s Form 8-K dated September 1, 2005. Commission File No.001-04146.

10.61
Indenture dated as of July 27, 2005, between Navistar Financial 2005-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2005-A Owner Trust. Filed as Exhibit 4.2 to Navistar Financial 2005-A Owner Trust’s Form 8-K dated July 27, 2005. Commission File No. 333-115716-01

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

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